PRESS RELEASE	Exhibit 99.1

FOR IMMEDIATE RELEASE	Contact: Timothy A. Johnson
Vice President, Strategic
Planning and Investor Relations
614-278-6622

BIG LOTS REPORTS SECOND QUARTER RESULTS

Columbus, Ohio – August 18, 2004 – Big Lots, Inc. (NYSE: BLI) today reported a second quarter net loss of $7.3 million, or $0.06 per share. For the second quarter of fiscal 2003, the Company recorded a net loss of $8.0 million, or $0.07 per share, which included an after tax charge of $6.4 million discussed later in this release. Excluding this charge, the second quarter net loss in fiscal 2003 was $1.6 million, or $0.01 per share.

Year to date fiscal 2004 net loss was $0.6 million, or $0.01 per share, compared to year to date net income for fiscal 2003 of $2.2 million, or $0.02 per share. Excluding the after tax charge described later in this release, year to date fiscal 2003 net income was $8.6 million, or $0.07 per share.

As a reminder, second quarter and year to date results for 2003 include an after tax charge of $6.4 million related to the settlement of class action lawsuits the Company believes are not directly related to its ongoing operations. The Company believes that this presentation of a non-GAAP financial measure should facilitate analysis by investors and others who follow the Company’s financial performance. To further aid in this analysis, the Company has included supplemental schedules, entitled “Unaudited Adjusted Results and Reconciliation,” that exclude this charge.

Net sales for the second quarter ended July 31, 2004 were $995.0 million, a 4.8% increase compared to net sales of $949.3 million for the same period of fiscal 2003. Comparable store sales for stores open two years at the beginning of the fiscal year were up 0.2% for the quarter consisting of a 2.3% increase in the value of the average basket and a 2.1% decrease in customer transactions. On a year to date basis, net sales increased 6.1% to $2,014.1 million compared to $1,897.7 million in fiscal 2003. Comparable store sales increased 1.5% for the year to date period with the value of the average basket increasing 2.5% and the number of customer transactions decreasing 1.0%.

Commenting on the results, Michael J. Potter, Chairman and Chief Executive Officer, stated, “After a solid May, sales and customer traffic slowed abruptly during June and July. Customer transactions for the quarter decreased for the first time since fiscal 2002 as it appears our core customer continues to be challenged during these uncertain economic times of rising prices for gas and other commodities. The value of the average basket for the quarter increased 2.3% as key merchandising initiatives continue to drive more consistent performance across merchandise categories.”

Mr. Potter continued, “Our gross margin and expenses were tightly managed as the operating loss was directly attributable to the shortfall in June and July sales. The gross margin rate of 40.8% for the quarter was in line with our guidance as better than expected sales in higher margin categories such as home decorative and toys helped offset a slightly higher markdown rate. Expense dollars were below our plan for the quarter, despite the impact of rising fuel prices on our transportation costs.”

Shareholder Relations Department 300 Phillipi Road Columbus, Ohio 43228-5311 Phone: (614) 278-6622 Fax: (614) 278-6666 E-mail: aschmidt@biglots.com

Commenting on the Company’s balance sheet, Mr. Potter added, “Inventory ended the quarter up 2% per store compared to last year. We are particularly pleased with the progress in managing our inventory during the second quarter given the sales shortfall. Additionally, we believe the content of our inventory by major category is appropriately positioned as we begin the third quarter. Controlled inventory and expense growth enabled us to enter the third quarter with no amounts drawn on our bank facility while completing the Company’s first ever share repurchase program.”

The Company announced today its $75 million share repurchase program was completed during the second quarter ended July 31, 2004 with the purchase of 5,426,575 shares, or approximately 5% of the total shares outstanding. As a reminder, the Company’s Board of Directors authorized the first share repurchase program in the Company’s history in May of 2004. Common shares acquired through the share repurchase program will be available for general corporate purposes.

Big Lots, Inc. will host a conference call at 8:30 a.m. EDT today to discuss the Company’s financial results, progress on its key business initiatives, and outlook for the balance of 2004. The Company invites you to listen to the live webcast of the conference call. The Company is hosting the live webcast at www.biglots.com.

If you are unable to join the live webcast, an archive of the call will be available at www.biglots.com in the Investor Relations section of our website two hours after the call ends and will remain available through midnight on Wednesday, September 1. A replay of the call will be available beginning August 18 at 12:00 noon (EDT) through September 1 at midnight by dialing: 800-207-7077 (United States and Canada) or 913-383-5767 (International or metro-Seattle). The pin number is 4004.

Big Lots, Inc. (NYSE: BLI) is the nation’s largest broadline closeout retailer. As of the end of the second quarter, the Company operated a total of 1,469 closeout stores in 46 states operating as BIG LOTS and BIG LOTS FURNITURE. Wholesale operations are conducted through BIG LOTS WHOLESALE, CONSOLIDATED INTERNATIONAL, WISCONSIN TOY and with purchasing at www.biglotswholesale.com. The Company’s website is located at www.biglots.com.

Shareholder Relations Department 300 Phillipi Road Columbus, Ohio 43228-5311 Phone: (614) 278-6622 Fax: (614) 278-6666 E-mail: aschmidt@biglots.com

CAUTIONARY STATEMENT CONCERNING FORWARD-LOOKING STATEMENTS FOR PURPOSES OF “SAFE HARBOR” PROVISIONS OF THE SECURITIES LITIGATION REFORM ACT OF 1995

The Private Securities Litigation Reform Act of 1995 (the “Act”) provides a “safe harbor” for forward-looking statements to encourage companies to provide prospective information, so long as those statements are identified as forward-looking and are accompanied by meaningful cautionary statements identifying important factors that could cause actual results to differ materially from those discussed in the statement. The Company wishes to take advantage of the “safe harbor” provisions of the Act.

This release, as well as other verbal or written statements or reports made by or on the behalf of the Company, may contain or may incorporate material by reference which includes forward-looking statements within the meaning of the Act. By their nature, all forward-looking statements involve risks and uncertainties. Statements, other than those based on historical facts, which address activities, events, or developments that the Company expects or anticipates will or may occur in the future, including such things as future capital expenditures (including the amount and nature thereof), business strategy, expansion and growth of the Company’s business and operations, future earnings, store openings and new market entries, anticipated inventory turn, and other similar matters, as well as statements expressing optimism or pessimism about future operating results or events, are forward-looking statements, which are based upon a number of assumptions concerning future conditions that may ultimately prove to be inaccurate. The words “believe,” “anticipate,” “project,” “plan,” “expect,” “estimate,” “objective,” “forecast,” “goal,” “intend,” “will,” and similar expressions generally identify forward-looking statements. The forward-looking statements are and will be based upon management’s then-current views and assumptions regarding future events and operating performance, and are applicable only as of the dates of such statements. Although the Company believes the expectations expressed in forward-looking statements are based on reasonable assumptions within the bounds of its knowledge of its business, actual events and results may materially differ from anticipated results described in such statements.

The Company’s ability to achieve the results contemplated by forward-looking statements are subject to a number of factors, any one or a combination of, which could materially affect the Company’s business, financial condition, or results of operations. These factors may include, but are not limited to:

•	the Company’s ability to source and purchase merchandise on favorable terms;

•	the ability to attract new customers and retain existing customers;

•	the Company’s ability to establish effective advertising, marketing, and promotional programs;

•	economic and weather conditions which affect buying patterns of the Company’s customers;

•	changes in consumer spending and consumer debt levels;

•	the Company’s ability to anticipate buying patterns and implement appropriate inventory strategies;

•	continued availability of capital and financing on favorable terms;

•	competitive pressures and pricing pressures, including competition from other retailers;

•	the Company’s ability to comply with the terms of its credit facilities (or obtain waivers for non-compliance);

•	interest rate fluctuations and changes in the Company’s credit rating;

•	the creditworthiness of the purchaser of the Company’s former KB Toys business;

•	the Company’s indemnification and guarantee obligations with respect to more than 380 KB Toys store leases and other real property, some or all of which may be rejected or materially modified in connection with the pending KB Toys bankruptcy proceedings, as well as other potential liabilities arising out of the KB Toys bankruptcy;

Shareholder Relations Department 300 Phillipi Road Columbus, Ohio 43228-5311 Phone: (614) 278-6622 Fax: (614) 278-6666 E-mail: aschmidt@biglots.com

•	litigation risks and changes in laws and regulations, including changes in accounting standards and tax laws;

•	transportation and distribution delays or interruptions that adversely impact the Company’s ability to receive and/or distribute inventory;

•	the impact on transportation costs from the driver hours of service regulations adopted by the Federal Motor Carriers Safety Administration that became effective in January 2004;

•	the effect of fuel price fluctuations on the Company’s transportation costs;

•	interruptions in suppliers’ businesses;

•	the Company’s ability to achieve cost efficiencies and other benefits from various operational initiatives and technological enhancements;

•	the costs, interruptions, and problems associated with the implementation of, or failure to implement, new or upgraded systems and technology;

•	the effect of international freight rates on the Company’s profitability;

•	delays and costs associated with building, opening, and modifying the Company’s distribution centers;

•	the Company’s ability to secure suitable new store locations under favorable lease terms;

•	the Company’s ability to successfully enter new markets;

•	delays associated with constructing, opening, and operating new stores;

•	the Company’s ability to attract and retain suitable employees; and

•	other risks described from time to time in the Company’s filings with the Securities and Exchange Commission, in its press releases, and in other communications.

The foregoing list is not exhaustive. There can be no assurances that the Company has correctly and completely identified, assessed, and accounted for all factors that do or may affect its business, financial condition, or results of operations. Additional risks not presently known to the Company or that it believes to be immaterial also may adversely impact the Company. Should any risks or uncertainties develop into actual events, these developments could have material adverse effects on the Company’s business, financial condition, and results of operations. Consequently, all of the forward-looking statements are qualified by these cautionary statements, and there can be no assurance that the results or developments anticipated by the Company will be realized or that they will have the expected effects on the Company or its business or operations.

Readers are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date thereof. The Company undertakes no obligation to publicly release any revisions to the forward-looking statements contained in this release, or to update them to reflect events or circumstances occurring after the date of this release, or to reflect the occurrence of unanticipated events. Readers are advised, however, to consult any further disclosures the Company may make on related subjects in its public announcements and filings made with the Securities and Exchange Commission.

Shareholder Relations Department 300 Phillipi Road Columbus, Ohio 43228-5311 Phone: (614) 278-6622 Fax: (614) 278-6666 E-mail: aschmidt@biglots.com

BIG LOTS, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED BALANCE SHEETS

(In thousands)

	JULY 31	AUGUST 2
	2004	2003
	(Unaudited)	(Unaudited)
ASSETS
Current Assets:
Cash	$18,223	$25,175
Cash equivalents	3,800	58,009
Inventories	878,444	819,902
Deferred income taxes	85,362	65,194
Other current assets	90,871	83,127

Total Current Assets	1,076,700	1,051,407

Property and equipment - net	624,852	579,407
Deferred income taxes	—	21,889
Other assets	10,051	21,688

	$1,711,603	$1,674,391

LIABILITIES AND SHAREHOLDERS’ EQUITY
Current Liabilities:
Notes payable and current maturities of long-term obligations	$174,000	$—
Accounts payable	149,005	161,785
Accrued liabilities	301,404	272,011

Total Current Liabilities	624,409	433,796

Long-term obligations	30,000	204,000
Deferred income taxes and other liabilities	5,561	1,095
Shareholders’ equity	1,051,633	1,035,500

	$1,711,603	$1,674,391

BIG LOTS, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(In thousands, except per share data)

	13 WEEKS ENDED		13 WEEKS ENDED
	JULY 31		AUGUST 2
	2004	%	2003	%
	(Unaudited)		(Unaudited)
Net sales	$994,950	100.0	$949,275	100.0

Gross margin	406,268	40.8	391,641	41.3
Selling and administrative expenses	413,755	41.6	401,179	42.3

Operating (loss) profit	(7,487)	(0.8)	(9,538)	(1.0)
Interest expense	4,631	0.5	3,906	0.4
Interest income	(135)	(0.0)	(272)	(0.0)

(Loss) income before income taxes	(11,983)	(1.2)	(13,172)	(1.4)
Income tax (benefit) expense	(4,695)	(0.5)	(5,203)	(0.5)

Net (loss) income	($7,288)	(0.7)	($7,969)	(0.8)

(Loss) income per common share - basic	($0.06)		($0.07)
Weighted average common shares outstanding	114,686		116,754

(Loss) income per common share - diluted	($0.06)		($0.07)
Weighted average common and common equivalent shares outstanding	114,686		116,754

BIG LOTS, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(In thousands, except per share data)

	26 WEEKS ENDED		26 WEEKS ENDED
	JULY 31		AUGUST 2
	2004	%	2003	%
	(Unaudited)		(Unaudited)
Net sales	$2,014,148	100.0	$1,897,657	100.0

Gross margin	826,538	41.0	789,753	41.6
Selling and administrative expenses	819,861	40.7	778,097	41.0

Operating (loss) profit	6,677	0.3	11,656	0.6
Interest expense	9,241	0.5	8,711	0.5
Interest income	(493)	(0.0)	(731)	(0.0)

(Loss) income before income taxes	(2,071)	(0.1)	3,676	0.2
Income tax (benefit) expense	(1,490)	(0.1)	1,452	0.1

Net (loss) income	($581)	(0.0)	$2,224	0.1

(Loss) income per common share - basic	($0.01)		$0.02
Weighted average common shares outstanding	115,981		116,616

(Loss) income per common share - diluted	($0.01)		$0.02
Weighted average common and common equivalent shares outstanding	115,981		116,791

UNAUDITED ADJUSTED RESULTS AND RECONCILIATION
Schedule Provided for Informational Purposes Only

BIG LOTS, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
EXCLUDING FISCAL 2003 LITIGATION CHARGE

(In thousands, except per share data)

	13 WEEKS ENDED		13 WEEKS ENDED
	JULY 31		AUGUST 2
	2004	%	2003	%
	(Unaudited)		(Unaudited)
			Adjusted Results
			Excluding Litigation
	As Reported (GAAP)		Charge (non-GAAP)
Net sales	$994,950	100.0	$949,275	100.0

Gross margin	406,268	40.8	391,641	41.3
Selling and administrative expenses	413,755	41.6	390,679	41.2

Operating (loss) profit	(7,487)	(0.8)	962	0.1
Interest expense	4,631	0.5	3,906	0.4
Interest income	(135)	(0.0)	(272)	(0.0)

(Loss) income before income taxes	(11,983)	(1.2)	(2,672)	(0.3)
Income tax (benefit) expense	(4,695)	(0.5)	(1,056)	(0.1)

Net (loss) income	($7,288)	(0.7)	($1,616)	(0.2)

(Loss) income per common share - basic	($0.06)		($0.01)
Weighted average common shares outstanding	114,686		116,754

(Loss) income per common share - diluted	($0.06)		($0.01)
Weighted average common and common equivalent shares outstanding	114,686		116,754

UNAUDITED ADJUSTED RESULTS AND RECONCILIATION
Schedule Provided for Informational Purposes Only

BIG LOTS, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
EXCLUDING FISCAL 2003 LITIGATION CHARGE

(In thousands, except per share data)

	26 WEEKS ENDED		26 WEEKS ENDED
	JULY 31		AUGUST 2
	2004	%	2003	%
	(Unaudited)		(Unaudited)
			Adjusted Results
			Excluding Litigation
	As Reported (GAAP)		Charge (non-GAAP)
Net sales	$2,014,148	100.0	$1,897,657	100.0

Gross margin	826,538	41.0	789,753	41.6
Selling and administrative expenses	819,861	40.7	767,597	40.4

Operating (loss) profit	6,677	0.3	22,156	1.2
Interest expense	9,241	0.5	8,711	0.5
Interest income	(493)	(0.0)	(731)	(0.0)

(Loss) income before income taxes	(2,071)	(0.1)	14,176	0.7
Income tax (benefit) expense	(1,490)	(0.1)	5,599	0.3

Net (loss) income	($581)	(0.0)	$8,577	0.5

(Loss) income per common share - basic	($0.01)		$0.07
Weighted average common shares outstanding	115,981		116,616

(Loss) income per common share - diluted	($0.01)		$0.07
Weighted average common and common equivalent shares outstanding	115,981		116,791

UNAUDITED ADJUSTED RESULTS AND RECONCILIATION
Schedule Provided for Informational Purposes Only

BIG LOTS, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
EXCLUDING FISCAL 2003 LITIGATION CHARGE

(In thousands, except per share data)

	13 WEEKS ENDED	13 WEEKS ENDED
	JULY 31	AUGUST 2
	2004	2003
	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)
				Adjusted Results
				Excluding Litigation
	As Reported (GAAP)	As Reported (GAAP)	Litigation Charge	Charge (non-GAAP)
Net sales	$994,950	$949,275	$0	$949,275

Gross margin	406,268	391,641		391,641
Selling and administrative expenses	413,755	401,179	10,500	390,679

Operating (loss) profit	(7,487)	(9,538)	(10,500)	962
Interest expense	4,631	3,906		3,906
Interest income	(135)	(272)		(272)

(Loss) income before income taxes	(11,983)	(13,172)	(10,500)	(2,672)
Income tax (benefit) expense	(4,695)	(5,203)	(4,147)	(1,056)

Net (loss) income	($7,288)	($7,969)	($6,353)	($1,616)

(Loss) income per common share - basic	($0.06)	($0.07)		($0.01)
Weighted average common shares outstanding	114,686	116,754		116,754

(Loss) income per common share - diluted	($0.06)	($0.07)		($0.01)
Weighted average common and common equivalent shares outstanding	114,686	116,754		116,754

UNAUDITED ADJUSTED RESULTS AND RECONCILIATION
Schedule Provided for Informational Purposes Only

BIG LOTS, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
EXCLUDING FISCAL 2003 LITIGATION CHARGE

(In thousands, except per share data)

	26 WEEKS ENDED	26 WEEKS ENDED
	JULY 31	AUGUST 2
	2004	2003
	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)
				Adjusted Results
				Excluding Litigation
	As Reported (GAAP)	As Reported (GAAP)	Litigation Charge	Charge (non-GAAP)
Net sales	$2,014,148	$1,897,657	$0	$1,897,657

Gross margin	826,538	789,753		789,753
Selling and administrative expenses	819,861	778,097	10,500	767,597

Operating (loss) profit	6,677	11,656	(10,500)	22,156
Interest expense	9,241	8,711		8,711
Interest income	(493)	(731)		(731)

(Loss) income before income taxes	(2,071)	3,676	(10,500)	14,176
Income tax (benefit) expense	(1,490)	1,452	(4,147)	5,599

Net (loss) income	($581)	$2,224	($6,353)	$8,577

(Loss) income per common share - basic	($0.01)	$0.02		$0.07
Weighted average common shares outstanding	115,981	116,616		116,616

(Loss) income per common share - diluted	($0.01)	$0.02		$0.07
Weighted average common and common equivalent shares outstanding	115,981	116,791		116,791